1 First Quarter 2017 Results and Business Update May 10, 2017

2 Impax Cautionary Statement Regarding Forward Looking Statements "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: To the extent any statements made in this presentation contain information that is not historical; these statements are forward-looking in nature and express the beliefs and expectations of management. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the Company’s future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, fluctuations in the Company’s operating results and financial condition, the volatility of the market price of the Company’s common stock, the Company’s ability to successfully develop and commercialize pharmaceutical products in a timely manner, the impact of competition, the effect of any manufacturing or quality control problems, the Company’s ability to manage its growth, risks related to acquisitions of or investments in technologies, products or businesses, risks relating to goodwill and intangibles, the reduction or loss of business with any significant customer, the substantial portion of the Company’s total revenues derived from sales of a limited number of products, the impact of consolidation of the Company’s customer base, the Company’s ability to sustain profitability and positive cash flows, the impact of any valuation allowance on the Company’s deferred tax assets, the restrictions imposed by the Company’s credit facility and indenture, the Company’s level of indebtedness and liabilities and the potential impact on cash flow available for operations, the availability of additional funds in the future, any delays or unanticipated expenses in connection with the operation of the Company’s manufacturing facilities, the effect of foreign economic, political, legal and other risks on the Company’s operations abroad, the uncertainty of patent litigation and other legal proceedings, the increased government scrutiny on the Company’s agreements to settle patent litigations, product development risks and the difficulty of predicting FDA filings and approvals, consumer acceptance and demand for new pharmaceutical products, the impact of market perceptions of the Company and the safety and quality of the Company’s products, the Company’s determinations to discontinue the manufacture and distribution of certain products, the Company’s ability to achieve returns on its investments in research and development activities, changes to FDA approval requirements, the Company’s ability to successfully conduct clinical trials, the Company’s reliance on third parties to conduct clinical trials and testing, the Company’s lack of a license partner for commercialization of Numient® (IPX066) outside of the United States, impact of illegal distribution and sale by third parties of counterfeits or stolen products, the availability of raw materials and impact of interruptions in the Company’s supply chain, the Company’s policies regarding returns, rebates, allowances and chargebacks, the use of controlled substances in the Company’s products, the effect of current economic conditions on the Company’s industry, business, results of operations and financial condition, disruptions or failures in the Company’s information technology systems and network infrastructure caused by third party breaches or other events, the Company’s reliance on alliance and collaboration agreements, the Company’s reliance on licenses to proprietary technologies, the Company’s dependence on certain employees, the Company’s ability to comply with legal and regulatory requirements governing the healthcare industry, the regulatory environment, the effect of certain provisions in the Company’s government contracts, the Company’s ability to protect its intellectual property, exposure to product liability claims, changes in tax regulations, uncertainties involved in the preparation of the Company’s financial statements, the Company’s ability to maintain an effective system of internal control over financial reporting, the effect of terrorist attacks on the Company’s business, the location of the Company’s manufacturing and research and development facilities near earthquake fault lines, expansion of social media platforms and other risks described in the Company’s periodic reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise. Trademarks referenced herein are the property of their respective owners. ©2017 Impax Laboratories, Inc. All Rights Reserved.

3 Presentation Overview Paul Bisaro – President & Chief Executive Officer  1Q 2017 Results  Consolidation and Improvement Plan (“CIP”)  Pipeline Update Bryan Reasons – Senior Vice President, Chief Financial Officer  1Q 2017 Financial Review  Capital Structure Paul Bisaro  Updated 2017 Financial Guidance  Path Forward

4 Paul Bisaro President & CEO

5 1Q 2017 Results $226 $198 $184 1Q16 4Q16 1Q17 $64 $37 $32 1Q16 4Q16 1Q17 $0.43 $0.16 $0.11 1Q16 4Q16 1Q17 Revenues $ millions Adjusted EBITDA $ millions Adjusted EPS  Year over year results primarily impacted by significant reduction in sales of diclofenac sodium gel – down $49 million  Solid growth from epinephrine auto-injector, oxymorphone ER and Rytary®  Experienced price erosion on certain products, in-line with expectations Refer to the GAAP to non-GAAP reconciliation tables in the appendix for a reconciliation of non-GAAP results

6 Post 1Q17 Events  April 26 - generic Vytorin® approved  Immediately launched; exceeded expectations on launch acceptance  Competitive multiplayer market Generics Business Update IMS NPA Weekly April 21, 2017 0% 5% 10% 15% 20% 25% 30% Share Growth April 2016 – April 2017 6% 26% 0% 10% 20% 30% 40% 50% 60% 70% Share Growth April 2016 – April 2017 7.5 & 15 mg 5, 10, 20, 30 & 40 mg 33% 47% 40% 60% Oxymorphone ER 1Q17 revenue up 53% over 1Q16 Epinephrine Auto-Injector 1Q17 revenue up 78% over 1Q16

7 • 1Q Albenza revenue impacted by higher mix of government contracting sales and prior year supply issue** • Combined anthelmintic share holding in the 42%- 45% range • Continuing to pursue Managed Medicaid contracting opportunities • 1Q revenue and TRx’s impacted by timing and seasonality • Favorable district court decision on patent challenge • Patents expire May 2021 • 36% growth in TRx’s 1Q17 over 1Q16 • 4% growth in TRx’s and 6% growth in NRx’s 1Q17 over 4Q16 in spite of Managed Care Resets • Picked up United Medicare PDP coverage March 1, Kaiser (Medicare and Commercial) and CVS Commercial in April Specialty Business Update ** Higher sales in 4Q16 as a resulting of restocking following a supply shortage in 3Q16 Source: IMS NPA March 2017; PDP =Prescription Drug Plan Launching tele-detailing program for Zomig and Emverm to select high prescribing pediatric and primary care offices

8 Consolidation and Improvement Plan  Consolidating all of Generic R&D, U.S. manufacturing and packaging operations to Hayward facility  Continuing previously announced closure of Middlesex manufacturing site; now includes closure of the Generic R&D site  Reorganizing certain functions including quality, engineering and supply chain operations  Reviewing strategic alternatives for Taiwan manufacturing site including sale of the facility or in the alternative, closure of the facility  Rationalizing generic portfolio to eliminate low-value products and streamline operations Actions designed to improve efficiencies and profitability; provide resources to support growth initiatives

Consolidation and Improvement Plan

Total expected run-rate savings of ~$130M

Previously Announced	Four New Initiatives Identified
• Tech Ops and R&D Restructuring - completed 2015 • Close Philadelphia Packaging Facility - completed 2016 • Close Middlesex Manufacturing – estimated completion mid-2017 *(excluding packaging and R&D)*	• Close Middlesex Packaging and R&D • Taiwan Strategic Alternatives • Associated Tech Ops Restructuring • Divest / Rationalize Products in Generics Portfolio
~$45M Run-Rate Savings	***~$85M Run-Rate Savings***

One-time cash charges of approximately $65M to fully achieve new initiatives

Impax

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Consolidation and Improvement Plan

Total expected run-rate savings of ~$130M

Previously Announced Initiatives ~45M Run-Rate

- Realized ~$20M of cost savings in 2016
- Additional $12M by year-end 2017 (which annualizes to $24M)
- Full run-rate of ~$45M in 2018

New Initiatives ~$85M Run-Rate

- Limited savings impact in 2017
- Full run-rate of ~$85M by year-end 2019
- Total run-rate savings and timing dependent on Taiwan strategic alternatives

Impax

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11 Continuing to Expand Pipeline Opportunities Generic R&D 16 14 6 5 Pending at FDA $17B Under Development $6B Solid Oral Dose Alternative Dose 22 19 # of Potential Products FTF or FTM 9 17 Specialty Pharma R&D Portfolio of 41 Products Current U.S. Brand/Generic Market of $23B IPX203 Carbidopa-Levodopa  Ongoing Phase 2b study  Multiple dose study in patients with advanced Parkinson’s disease  Interim results expected during the second half of 2017 Pipeline provides solid platform for growth Source of sales data: IMS NSP March 2017; *U.S. Brand/Generic market sales; Pipeline data as of Apr 30, 2017

12 Bryan Reasons Chief Financial Officer

13 Generic Division 1Q 2017 Results Refer to the GAAP to non-GAAP reconciliation tables in the appendix for a reconciliation of non-GAAP results $ millions 1Q 2017 4Q 2016 Change 1Q/4Q 1Q 2016 Change 1Q/1Q GENERIC DIVISION Total Revenues $134.1 $139.2 (4%) $170.1 (21%) GAAP Gross Margin (6%) (127%) 35% Adjusted Gross Margin 39% 33% 39% GAAP Operating (Loss) Income ($38.8) ($212.1) 82% $40.5 (196%) Adjusted Operating Income $28.4 $22.0 29% $47.6 (40%) • Improvement in adjusted gross margin in 1Q17 compared to 4Q16 is primarily due to increased sales of higher margin products • 1Q17 and 4Q16 GAAP results primarily impacted by non-cash intangible asset impairment charges

14 Specialty Pharma Division 1Q 2017 Results Refer to the GAAP to non-GAAP reconciliation tables in the appendix for a reconciliation of non-GAAP results $ millions 1Q 2017 4Q 2016 Change 1Q/4Q 1Q 2016 Change 1Q/1Q SPECIALTY PHARMA DIVISION Total Revenues $50.3 $59.2 (15%) $55.4 (9%) GAAP Gross Margin 66% 26% 77% Adjusted Gross Margin 74% 79% 84% GAAP Operating Income (Loss) $11.2 ($17.4) 164% $23.2 (52%) Adjusted Operating Income $15.1 $26.3 (43%) $26.8 (44%) • Decrease in total revenues and adjusted gross margin in 1Q17 compared to 4Q16 is primarily due to lower sales of Albenza as a result of restocking in 4Q16 following a supply shortage in 3Q16, as well as a higher mix of government contracting sales • 4Q16 GAAP results primarily impacted by non-cash intangible asset impairment charges

15 Consolidated 1Q 2017 Results Refer to the GAAP to non-GAAP reconciliation tables in the appendix for a reconciliation of non-GAAP results $ millions, except per share amounts 1Q 2017 4Q 2016 Change 1Q/4Q 1Q 2016 Change 1Q/1Q EBITDA ($30.2) ($234.0) 87% $5.6 (639%) Adjusted EBITDA $31.9 $37.3 (14%) $63.6 (50%) GAAP EPS ($1.37) ($3.91) 65% ($0.15) (813%) Adjusted Diluted EPS $0.11 $0.16 (31%) $0.43 (74%) GAAP Tax Rate (45.8%) (3.2%) 40.5% Adjusted Tax Rate 30.8% 22.8% 34.7% • 1Q17 and 4Q16 GAAP results primarily impacted by non-cash intangible asset impairment charges

16 Capital Structure ($ millions) Cash and Cash Equivalents $ 157 Revolver ($200) $ 0 2022 Convertible Senior Notes 600 Senior Secured Term Loan 340 Total Debt $ 940 Total Net Debt $ 783 Capital Structure as of March 31, 2017 Revised debt covenants provides additional operating flexibility Previous Maintenance Covenant Based on March 31 Data 5x Net Debt to Trailing 12 Months Pro-forma EBITDA 3.8x Revised 2.5x Secured Net Debt to Trailing 12 Months Pro- forma EBITDA 1.0x Covenant calculation: Net debt less up to $125 million of cash and cash equivalents allowed. Trailing 12 months pro-forma EBITDA includes the products acquired in the Teva Transaction prior to closing the transaction in August 2016. • Voluntarily pre-paid $50M of the Term Loan in February • Revised debt covenants at minimal cost

17 Paul Bisaro President & CEO

18 Updated 2017 Financial Guidance Summary Previous Guidance March 1 Updated Guidance May 10** Adjusted Gross Margin as a % of Revenues ~ 47% to 49% No Change Adjusted R&D & Patent Litigation Expense ~ $90M to $95M No Change Adjusted Selling, General & Administrative Expense ~ $190M to $195M No Change Adjusted Interest Expense ~ $30M ~ $28M Adjusted EPS N/A ~ $0.55 to $0.70 Tax Rate ~ 34% to 35% ~33% to 34% Capital Expenditures ~ $25M to $30M No Change **Excludes new cost savings initiatives as outlined on slide 9. The Company’s full year 2017 estimates are based on management’s current expectations, including with respect to prescription trends, pricing levels, inventory levels, and the anticipated timing of future product launches and events. These statements are forward-looking, and actual results could differ materially depending on market conditions and the factors set forth under our “Safe Harbor” statement above.

19 Path Forward • Impax Generics: Expand & diversify portfolio • Impax Specialty: Focus on differentiated products targeting Movement Disorders and other CNS opportunities Invest for Growth • Continue highest level of Quality • Maintain superior service levels • Deliver differentiated products to our customers Maintain Customer Focus • Achieve consolidation targets without business disruption • Capture COGS and other cost savings Achieve “CIP” Target • Strengthen Generic and Specialty franchises • Supplement Generic and Specialty pipelines Pursue Creative Business Development Position Impax for Sustainable Long-Term Growth

20 Q&A

ANDA Pipeline Includes Several Potential High-Value First-to-Market Opportunities

Disclosed Pending ANDAs and Tentative Approval Products				
Generic Product Name	**Brand**	**IMS Sales**	**Potential Launch Timing**	**FTM Opportunity**
Apixaban IR tablet	Eliquis®	$3.6M	Pending litigation	√
Oxycodone ER tablet (new formulation) [1]	OxyContin®	$2.2B	Settled, not disclosed	
Sevelamer Carbonate IR tablet	Renvela®	$1.9B	Approval	√
Methylphenidate HCl ER tablet	Concerta®	$1.8B	Approval	
Teriflunomide IR tablet	Aubagio®	$1.2B	Settled, not disclosed	√
Colesevelam IR tablet	Welchol®	$615M	Approval	√
Oxymorphone ER tablet (new formulation)	Opana ER®	$290M	Pending litigation	
Carvedilol ER capsule	Coreg CR®	$224M	Approval	√
Fentanyl Buccal IR tablet	Fentora®	$134M	Settled, not disclosed	√
Dexmethylphenidate ER capsule 25, 35mg – TA[2]	Focalin XR®	$94M	July 2017	
Dutasteride/Tamsulosin IR capsule	Jalyn®	$42M	Approval	
Risedronate Sodium DR tablet	Atelvia®	$27M	Approval	

Source of sales data: IMS NPS Mar 2017; Pipeline data as of Apr 30, 2017; TA = tentative approval
[1] Launched authorized generic in April 2016
[2] Assuming final FDA approval, earliest potential launch date/timing based on settlement or patent expiration date

Impax

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22 GAAP to Adjusted Results Reconciliation The following table reconciles total Company reported cost of revenues to adjusted cost of revenues, adjusted gross profit, adjusted gross margin, adjusted research and development expenses, and adjusted selling, general and administrative expenses. (Unaudited, In thousands) Refer to the First Quarter 2017 Earnings Release for an explanation of adjusted items. The sum of the individual amounts may not equal due to rounding. (a) Adjusted gross profit is calculated as total revenues less adjusted cost of revenues. Adjusted gross margin is calculated as adjusted gross profit divided by total revenues. March 31, December March 31, 2017 2016 2016 Cost of revenues 120,232$ 129,047$ 122,918$ Cost of revenues impairment charges 39,280 230,625 - Adjusted to deduct: Amortization 17,232 16,886 8,768 Intangible asset impairment charges 39,280 230,625 - Business development 8 - - Restructuring and severance charges 6,139 6,414 1,733 Middlesex plant closure 1,636 - - Adjusted cost of revenues 95,217$ 105,747$ 112,417$ Adjusted gross profit (a) 89,186$ 92,675$ 113,091$ Adjusted gross margin (a) 48.4% 46.7% 50.1% Research and development expenses 22,489$ 20,530$ 19,022$ In-process research and development impairment charges 6,079 23,248 - Adjusted to deduct: Intangible asset impairment charges 6,079 23,248 - Other 650 600 300 Adjusted research and development expenses 21,839$ 19,930$ 18,722$ Selling, general and administrative expenses 47,055$ 57,586$ 44,298$ Adjusted to deduct: Business development expenses 42 251 768 Turing legal expenses (495) 2,111 - Restructuring and severance charges - 5,291 10 Adjusted selling, general and administrative expenses 47,508$ 49,933$ 43,520$ Three Months Ended

23 GAAP to Adjusted Net Income Reconciliation The following table reconciles reported net loss to adjusted net income. (Unaudited, In thousands, except per share and per share data) Refer to the First Quarter 2017 Earnings Release for an explanation of adjusted items. The sum of the individual amounts may not equal due to rounding. March 31, December 31, March 31, 2017 2016 2016 Net loss (98,431)$ (279,585)$ (10,408)$ Adjusted to add (deduct): Amortization 17,232 16,886 8,768 Non-cash interest expense 6,312 6,241 5,305 Business development expenses 50 251 768 Intangible asset impairment charges 45,359 253,873 - Reserve for Turing receivable 317 (7,731) 48,043 Turing legal expenses (495) 2,111 - Restructuring and severance charges 6,139 11,705 1,568 Fixed asset impairment charges - 1,644 - Loss on debt extinguishment 1,215 - - Middlesex plant closure 1,636 - - Other 931 1,118 300 Income tax effect 27,463 5,136 (23,490) Adju ted net income 7,728$ 11,649$ 30,854$ Adjusted net income per diluted share 0.11$ 0.16$ 0.43$ Net loss per diluted share (1.37)$ (3.91)$ (0.15)$ Diluted weighted-average common shares outstanding 71,600 71,489 71,649 Three Months Ended

24 GAAP to Adjusted EBITDA Reconciliation Refer to the First Quarter 2017 Earnings Release for an explanation of adjusted items. The sum of the individual amounts may not equal due to rounding. The following table reconciles reported net loss to adjusted EBITDA. (Unaudited, In thousands) March 31, December 31, March 31, 2017 2016 2016 Net loss (98,431)$ (279,585)$ (10,408)$ Adjusted to add (deduct): Interest expense 13,380 13,567 8,331 Interest income (154) (127) (333) Income taxes 30,901 8,572 (7,086) Depreciation and amortization 24,098 23,573 15,098 EBITDA (30,206) (234,000) 5,602 Adjusted to add (deduct): Share-based compensation expense 6,957 8,334 7,278 Business development expenses 50 251 768 Intangible asset impairment charges 45,359 253,873 - Reserve for Turing receivable 317 (7,731) 48,043 Turing legal expenses (495) 2,111 - Restructuring and severance charges 6,139 11,705 1,568 Fixed asset impairment charges - 1,644 - Loss on debt extinguishment 1,215 - - Middlesex plant closure 1,636 - - Other 931 1,118 300 Adjusted EBITDA 31,903$ 37,305$ 63,559$ Three Months Ended

25 Generic Division GAAP to Adjusted Results Reconciliation The following tables reconcile the Impax Generics Division reported cost of revenues and (Loss) income from operations to adjusted cost of revenues, adjusted gross profit, adjusted gross margin and adjusted operating income. (Unaudited, In thousands) Refer to the First Quarter 2017 Earnings Release for an explanation of adjusted items. The sum of the individual amounts may not equal due to rounding. (a) Adjusted gross profit is calculated as total revenues less adjusted cost of revenues. Adjusted gross margin is calculated as adjusted gross profit divided by total revenues. March 31, December 31, March 31, 2017 2016 2016 Cost of revenues 103,335$ 109,380$ 110,122$ Cost of revenues impairment charges 39,280 206,312 - Adjusted to deduct: Amortization 13,398 9,470 5,125 Intangible asset impairment charges 39,280 206,312 - R tructuring and sev rance charges 6,139 6,414 1,733 Middlesex plant closure 1,636 - - Adjusted cost of revenues 82,162$ 93,496$ 103,264$ Adjusted gross profit (a) 51,985$ 45,730$ 66,815$ Adjusted gross margin (a) 38.8% 32.8% 39.3% Three Months Ended March 31, December 31, March 31, 2017 2016 2016 GAAP (loss) income from operations (38,779)$ (212,088)$ 40,474$ Adjusted to add (deduct): Amortization 13,398 9,470 5,125 Int ngible asset impairment charges 45, 59 217,587 - Re tructuring nd everance charges ,139 6,414 1,733 Payments for licensing agreements 650 600 300 Middlesex plant closure 1,636 - - Adjusted income from operations 28,403$ 21,983$ 47,632$ Three Months Ended

26 Specialty Pharma Division GAAP to Adjusted Results Reconciliation The following tables reconcile the Impax Specialty Pharma Division reported cost of revenues and (Loss) income from operations to adjusted cost of revenues, adjusted gross profit, adjusted gross margin and adjusted income from operations. (Unaudited, In thousands) Refer to the First Quarter 2017 Earnings Release for an explanation of adjusted items. The sum of the individual amounts may not equal due to rounding. (a) Adjusted gross profit is calculated as total revenues less adjusted cost of revenues. Adjusted gross margin is calculated as adjusted gross profit divided by total revenues. March 31, December 31, March 31, 2017 2016 2016 GAAP income (loss) from operations 11,232$ (17,437)$ 23,183$ Adjusted to add: Amortization 3,834 7,416 3,643 Intangible asset impairment charges - 36,286 - Adjusted income from operations 15,066$ 26,265$ 26,826$ Three Months Ended March 31, December 31, March 31, 2017 2016 2016 Cost of revenues 16,897$ 19,667$ 12,796$ Cost of revenues impairment charges - 24,313 - Adjusted to deduct: A ortiz ti n 3,834 7,416 3,643 Intangible asset impairment charges - 24,313 - Adjusted cost of revenues 13,063$ 12,251$ 9,153$ Adjusted gross profit (a) 7,193$ 46,945$ 46,276$ Adjusted gross margin (a) 74.0% 79.3% 83.5% Three Months Ended